Subsequent Events	9 Months Ended
Sep. 30, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

14.	SUBSEQUENT EVENTS

Subsequent to the quarter, the board approved the consolidation of the Company’s issued and outstanding common shares on the basis of ten (10) pre-consolidation shares for one (1) post-consolidation share. The effective date for the consolidation is October 4, 2019. The consolidation reduced the issued and outstanding common shares to approximately 78,792,850 common shares.

On October 24, 2019 the TSX Venture Exchange approved the filing of earn in agreement dated September 25, 2019, whereby, the Company may acquire a 100% interest in the Loveland Nickel Property located in Timmins, Ontario. As a result, the Company issued 300,000 post-consolidation common shares representing the portion of the consideration described in note 6 above.

On October 31, 2019, the Company announced that it has entered in to an agreement with Laurentian Bank Securities, the underwriter, pursuant to which the underwriter has agreed to purchase for resale $2,000,000 of securities of the Company on a bought-deal private placement basis. The offering shall consist of a combination of flow-through common shares of the Company at a price of $0.18 per flow-through share and units of the Company. Each unit issued will consist of one common share in the capital of the Company and one-half of one common share purchase warrant. Each warrant will entitle the holder to acquire one common the share for a period of 24 months following the closing date at a price of $0.25.

The offering is scheduled to close on or about November 22, 2019 and is subject to certain conditions including, but not limited to regulatory and other approvals.